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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 23, 1998
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                                 NEWRIDERS, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                    000-22775               88-0361202
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          State of                   (Commission           (I.R.S. Employer
       Incorporation)                File Number)         Identification No.)


        567 San Nicolas Drive, Suite 400, Newport Beach, California 92660
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (714) 718-4630
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                                       N/A
                                       ---
          (Former name or former address, if changed since last report)





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Item 1        Changes in Control of Registrant.

On September 23, 1998, Newriders, Inc. (the "Registrant") consummated a series of transactions (collectively referred to as the "Reorganization") as described in Registrant's Prospectus/Proxy Statement dated September 8, 1998, filed with the U. S. Securities and Exchange Commission ("SEC") as part of the Registration Statement on Form S-4 of Easyriders, Inc., a Delaware corporation ("Easyriders"), SEC file number 333-58501, to which reference is made hereby for a discussion of the Reorganization. As a result of the Reorganization, Registrant has become a wholly owned subsidiary of Easyriders, Inc., and the former stockholders of Registrant have become stockholders of Easyriders, Inc. Concurrent with the filing of this Report, Registrant is filing a Certification and Notice of Termination on Form 15 with the SEC to terminate the registration of its Common Stock, $.001 par value, under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "34 Act"). Easyriders has registered its Common Stock, $.001 par value (the "Easyriders Common Stock"), under Section 12(b) of the '34 Act, and Easyriders Common Stock is listed on the American Stock Exchange under the symbol "EZR". Easyriders proposes to file a Current Report on Form 8-K with respect to the Reorganization on or prior to October 8, 1998.


Item 7.   Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.  NONE

(b)     Pro forma financial information.   NONE

(c)     Exhibits.  NONE






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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWRIDERS, INC.
                                      (Registrant)



Date: September 29, 1998              By:  /s/William E. Prather
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                                           William E. Prather
                                           President and Chief Executive Officer